Exhibit (h)(6)

SUPPLEMENT TO THE

SUPERVISION AND ADMINISTRATION AGREEMENT

PIMCO Funds

840 Newport Center Drive

Newport Beach, California 92660

August 11, 2009

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

RE:	PIMCO Real Income 2019 Fund, PIMCO Real Income 2029 Fund and PIMCO Tax
Managed Real Return Fund (each a “Fund” and collectively, the “Funds”)

Dear Sirs:

This will confirm the agreement between the undersigned (the “Trust”) and Pacific Investment Management Company LLC (the “Administrator”) as follows:

1.	This Trust is an open-end investment company organized as a Massachusetts business trust, and consisting of such investment portfolios as have been or may be established by the Trustees of the Trust from time to time. A separate series of shares of beneficial interest of the Trust is offered to investors with respect to each investment portfolio. The Funds are each a separate investment portfolio of the Trust.

2.	The Trust and the Administrator have entered into a Supervision and Administration Agreement (the “Agreement”) dated August 11, 2008, pursuant to which the Trust has employed the Administrator to provide supervisory and administrative services to the Trust as set forth in that Agreement.

3.	As provided in paragraph 1 of the Agreement, the Trust hereby adopts the Agreement with respect to the Funds and the Administrator hereby acknowledges that the Agreement shall pertain to the Funds, the terms and conditions of such Agreement being hereby incorporated herein by reference.

4.	Subject to the approval of the Trust’s Board of Trustees, the Trust consents to the Administrator’s delegation of some or all of its responsibilities under the Agreement with respect to the Funds to a qualified party or parties. Such delegation shall be evidenced by a written agreement to which the Trust need not be a party but which shall be subject to Trustee review and approval. Nothing contained herein shall be deemed to limit in any way the Administrator’s ability to delegate its duties under the Agreement with respect to any other series of shares of the Trust.

5.	As provided in paragraph 5 of the Agreement and subject to further conditions as set forth therein, the Trust shall with respect to each Fund pay the Administrator a monthly fee calculated as a percentage (on an annual basis) of the average daily value of net assets of the Fund during the preceding month, at a rate of 0.20% for Administrative Class and Institutional Class, at a rate of 0.30% for the Class P, at a rate of 0.35% for Class A and Class C and at a rate of 0.60% for Class D.

6.	The Trust and the Administrator hereby agree to amend the Agreement as of the date hereof to add the Funds to Schedule A and to make other changes to Schedule A. Accordingly, the current Schedule A is replaced with the new Schedule A attached hereto.

7.	This Supplement and the Agreement shall become effective with respect to the Funds August 11, 2009 and shall remain in effect with respect to the Funds, unless sooner terminated as provided herein, for a period not to exceed one year from the effective date and shall continue thereafter on an annual basis with respect to the Funds provided that such continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Trust, and (b) by the vote of a majority of the Board of Trustees of the Trust who are not parties to this Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust or the Administrator, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated with respect to the Funds at any time, without the payment of any penalty: (i) by a vote of a majority of the entire Board of Trustees of the Trust or by a majority of the outstanding voting shares of the Funds, as applicable, or, with respect to a particular class of the Funds, by a vote of a majority of the outstanding shares of such class, on 60 days’ written notice to the Administrator; or (ii) after the initial period commencing on the effective date, by the Administrator at any time on 60 days’ written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

8.	The Declaration of Trust establishing the Trust, as amended and restated effective March 31, 2000, a copy of which, together with all amendments thereto (the “Declaration”), is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name “PIMCO Funds” refers to the trustees under the Declaration collectively as trustees and not as individuals or personally, and that no shareholder, trustee, officer, employee or agent of the Trust shall be subject to claims against or obligations of the Trust to any extent whatsoever, but that the Trust estate only shall be liable.

If the foregoing correctly sets forth the agreement between the Trust and the Administrator, please so indicate by signing and returning to the Trust the enclosed copy hereof.

Very truly yours,

PIMCO FUNDS

By:	/s/ Peter G. Strelow
Title:	Vice President

ACCEPTED

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

By:	/s/ Brent R. Harris
Title:	Managing Director

Schedule A

Schedule to Supervision and Administration Agreement

PIMCO Funds

As of August 11, 2009

Institutional and Administrative Classes (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
All Asset	0.05	0.00	0.05
All Asset All Authority	0.05	0.00	0.05
California Intermediate Municipal Bond	0.10	0.12	0.22
California Short Duration Municipal Income	0.10	0.05	0.15
Commercial Mortgage Securities	0.10	0.15	0.25
CommodityRealReturn Strategy	0.10	0.15	0.25
Convertible	0.10	0.15	0.25
Developing Local Markets	0.10	0.30	0.40
Diversified Income	0.10	0.20	0.30
EM Fundamental IndexPLUS TR Strategy	0.10	0.30	0.40
Emerging Local Bond	0.10	0.40	0.50
Emerging Markets Bond	0.10	0.30	0.40
Emerging Markets and Infrastructure Bond	0.10	0.30	0.40
Extended Duration	0.10	0.15	0.25
Floating Income	0.10	0.15	0.25
Foreign Bond (U.S. Dollar-Hedged)	0.10	0.15	0.25
Foreign Bond (Unhedged)	0.10	0.15	0.25
Fundamental Advantage Total Return Strategy	0.10	0.15	0.25
Fundamental IndexPLUS	0.10	0.15	0.25
Fundamental IndexPLUS TR	0.10	0.15	0.25
Global Advantage Strategy Bond	0.10	0.20	0.30
Global Bond (Unhedged)	0.10	0.20	0.30
Global Bond (U.S. Dollar-Hedged)	0.10	0.20	0.30
Global Multi-Asset	0.05	0.00	0.05
GNMA	0.10	0.15	0.25
Government Money Market	0.06	0.00	0.06
High Yield	0.10	0.20	0.30
High Yield Municipal Bond	0.10	0.15	0.25
Income	0.10	0.10	0.20
International StocksPLUS TR Strategy (U.S. Dollar-Hedged)	0.10	0.20	0.30
International StocksPLUS TR Strategy (Unhedged)	0.10	0.15	0.25
Investment Grade Corporate Bond	0.10	0.15	0.25
Liquid Assets	0.05	0.00	0.05
Loan Obligation	0.10	0.15	0.25
Long Duration	0.10	0.15	0.25

Fund	Core Expenses[1]	Other Expenses	Total
Long Duration Total Return	0.10	0.15	0.25
Long-Term Credit	0.10	0.15	0.25
Long-Term U.S. Government	0.10	0.15	0.25
Low Duration	0.10	0.11	0.21
Low Duration II	0.10	0.15	0.25
Low Duration III	0.10	0.15	0.25
Moderate Duration	0.10	0.11	0.21
Money Market	0.10	0.10	0.20
Mortgage-Backed Securities	0.10	0.15	0.25
MuniGO	0.10	0.10	0.20
Municipal Bond	0.10	0.14	0.24
New York Municipal Bond	0.10	0.12	0.22
Real Income 2019	0.10	0.10	0.20
Real Income 2029	0.10	0.10	0.20
Real Return	0.10	0.10	0.20
Real Return Asset	0.10	0.15	0.25
RealEstateRealReturn Strategy	0.10	0.15	0.25
RealRetirement 2010	0.05	0.00	0.05
RealRetirement 2020	0.05	0.00	0.05
RealRetirement 2030	0.05	0.00	0.05
RealRetirement 2040	0.05	0.00	0.05
RealRetirement 2050	0.05	0.00	0.05
Short Duration Municipal Income	0.10	0.05	0.15
Short-Term	0.10	0.10	0.20
Small Cap StocksPLUS TR	0.10	0.15	0.25
StocksPLUS	0.10	0.15	0.25
StocksPLUS Long Duration	0.10	0.14	0.24
StocksPLUS Municipal-Backed	0.10	0.15	0.25
StocksPLUS TR Short Strategy	0.10	0.15	0.25
StocksPLUS Total Return	0.10	0.15	0.25
Tax Managed Real Return	0.10	0.10	0.20
Total Return	0.10	0.11	0.21
Total Return II	0.10	0.15	0.25
Total Return III	0.10	0.15	0.25
Treasury Money Market	0.06	0.00	0.06
Unconstrained Bond	0.10	0.20	0.30
Unconstrained Tax Managed Bond	0.10	0.20	0.30

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to Supervision and Administration Agreement

PIMCO Funds

As of August 11, 2009

Classes A, B and C (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
All Asset	0.10	0.30	0.40
All Asset All Authority[2]	0.10	0.30	0.40
California Intermediate Municipal Bond	0.10	0.20	0.30
California Short Duration Municipal Income	0.10	0.20	0.30
Commercial Mortgage Securities	0.10	0.30	0.40
CommodityRealReturn Strategy	0.10	0.40	0.50
Convertible	0.10	0.30	0.40
Developing Local Markets[3]	0.10	0.45	0.55
Diversified Income	0.10	0.35	0.45
EM Fundamental IndexPLUS TR Strategy	0.10	0.45	0.55
Emerging Local Bond	0.10	0.55	0.65
Emerging Markets Bond	0.10	0.45	0.55
Emerging Markets and Infrastructure Bond	0.10	0.45	0.55
Extended Duration	0.10	0.30	0.40
Floating Income	0.10	0.30	0.40
Foreign Bond (U.S. Dollar-Hedged)	0.10	0.35	0.45
Foreign Bond (Unhedged)	0.10	0.35	0.45
Fundamental Advantage Total Return Strategy	0.10	0.30	0.40
Fundamental IndexPLUS	0.10	0.30	0.40
Fundamental IndexPLUS TR	0.10	0.30	0.40
Global Advantage Strategy Bond	0.10	0.35	0.45
Global Bond (Unhedged)	0.10	0.35	0.45
Global Bond (U.S. Dollar-Hedged)	0.10	0.35	0.45
Global Multi-Asset	0.10	0.30	0.40
GNMA	0.10	0.30	0.40
Government Money Market	0.10	0.11	0.21
High Yield	0.10	0.30	0.40
High Yield Municipal Bond[4]	0.10	0.20	0.30
Income	0.10	0.30	0.40
International StocksPLUS TR Strategy (U.S. Dollar-Hedged)	0.10	0.35	0.45
International StocksPLUS TR Strategy (Unhedged)	0.10	0.30	0.40
Investment Grade Corporate Bond	0.10	0.30	0.40
Liquid Assets	NA	NA	NA
Loan Obligation	NA	NA	NA
Long Duration	0.10	0.30	0.40
Long Duration Total Return	0.10	0.30	0.40

Fund	Core Expenses[1]	Other Expenses	Total
Long-Term Credit	0.10	0.30	0.40
Long-Term U.S. Government	0.10	0.30	0.40
Low Duration	0.10	0.25	0.35
Low Duration II	0.10	0.30	0.40
Low Duration III	0.10	0.30	0.40
Moderate Duration	0.10	0.30	0.40
Money Market	0.10	0.25	0.35
Total Return Mortgage	0.10	0.30	0.40
MuniGO	0.10	0.20	0.30
Municipal Bond	0.10	0.20	0.30
New York Municipal Bond	0.10	0.20	0.30
Real Income 2019	0.10	0.25	0.35
Real Income 2029	0.10	0.25	0.35
Real Return	0.10	0.30	0.40
Real Return Asset	0.10	0.30	0.40
RealEstateRealReturn Strategy	0.10	0.35	0.45
RealRetirement 2010	0.10	0.30	0.40
RealRetirement 2020	0.10	0.30	0.40
RealRetirement 2030	0.10	0.30	0.40
RealRetirement 2040	0.10	0.30	0.40
RealRetirement 2050	0.10	0.30	0.40
Short Duration Municipal Income	0.10	0.20	0.30
Short-Term	0.10	0.20	0.30
Small Cap StocksPLUS TR	0.10	0.30	0.40
StocksPLUS	0.10	0.30	0.40
StocksPLUS Long Duration	0.10	0.29	0.39
StocksPLUS Municipal-Backed	0.10	0.40	0.50
StocksPLUS TR Short Strategy	0.10	0.30	0.40
StocksPLUS Total Return	0.10	0.30	0.40
Tax Managed Real Return	0.10	0.25	0.35
Total Return	0.10	0.30	0.40
Total Return II	0.10	0.30	0.40
Total Return III	0.10	0.30	0.40
Treasury Money Market	0.10	0.11	0.21
Unconstrained Bond	0.10	0.35	0.45
Unconstrained Tax Managed Bond	0.10	0.35	0.45

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

[2]	Supervisory and Administrative Fee for B shares is 0.45%.

[3]	Supervisory and Administrative Fee for B shares is 0.65%.

[4]	Refer to the Expense Limitation Agreement for certain fee waivers.

Schedule A

Schedule to Supervision and Administration Agreement

PIMCO Funds

As of August 11, 2009

Class D (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
All Asset	0.10	0.35	0.45
All Asset All Authority	0.10	0.35	0.45
California Intermediate Municipal Bond	0.10	0.45	0.55
California Short Duration Municipal Income	0.10	0.45	0.55
Commercial Mortgage Securities	0.10	0.55	0.65
CommodityRealReturn Strategy	0.10	0.65	0.75
Convertible	0.10	0.55	0.65
Developing Local Markets	0.10	0.70	0.80
Diversified Income	0.10	0.60	0.70
EM Fundamental IndexPLUS TR Strategy	0.10	0.70	0.80
Emerging Local Bond	0.10	0.80	0.90
Emerging Markets Bond	0.10	0.70	0.80
Emerging Markets and Infrastructure Bond	0.10	0.70	0.80
Extended Duration	0.10	0.55	0.65
Floating Income	0.10	0.55	0.65
Foreign Bond (U.S. Dollar-Hedged)	0.10	0.55	0.65
Foreign Bond (Unhedged)	0.10	0.55	0.65
Fundamental Advantage Total Return Strategy	0.10	0.55	0.65
Fundamental IndexPLUS	0.10	0.55	0.65
Fundamental IndexPLUS TR	0.10	0.55	0.65
Global Advantage Strategy Bond	0.10	0.60	0.70
Global Bond (Unhedged)	0.10	0.60	0.70
Global Bond (U.S. Dollar-Hedged)	0.10	0.60	0.70
Global Multi-Asset	0.10	0.55	0.65
GNMA	0.10	0.55	0.65
Government Money Market	0.10	0.21	0.31
High Yield	0.10	0.55	0.65
High Yield Municipal Bond[2]	0.10	0.45	0.55
Income Fund	0.10	0.40	0.50
International StocksPLUS TR Strategy (U.S. Dollar-Hedged)	0.10	0.60	0.70
International StocksPLUS TR Strategy (Unhedged)	0.10	0.55	0.65
Investment Grade Corporate Bond	0.10	0.55	0.65
Liquid Assets	NA	NA	NA
Loan Obligation	NA	NA	NA
Long Duration	0.10	0.55	0.65
Long Duration Total Return	0.10	0.55	0.65

Fund	Core Expenses[1]	Other Expenses	Total
Long-Term Credit	0.10	0.55	0.65
Long-Term U.S. Government	0.10	0.55	0.65
Low Duration	0.10	0.40	0.50
Low Duration II	0.10	0.55	0.65
Low Duration III	0.10	0.55	0.65
Moderate Duration	0.10	0.55	0.65
Money Market	0.10	0.35	0.45
Total Return Mortgage	0.10	0.55	0.65
MuniGO	0.10	0.45	0.55
Municipal Bond	0.10	0.45	0.55
New York Municipal Bond	0.10	0.45	0.55
Real Income 2019	0.10	0.50	0.60
Real Income 2029	0.10	0.50	0.60
Real Return	0.10	0.50	0.60
Real Return Asset	0.10	0.55	0.65
RealEstateRealReturn Strategy	0.10	0.55	0.65
RealRetirement 2010	0.10	0.55	0.65
RealRetirement 2020	0.10	0.55	0.65
RealRetirement 2030	0.10	0.55	0.65
RealRetirement 2040	0.10	0.55	0.65
RealRetirement 2050	0.10	0.55	0.65
Short Duration Municipal Income	0.10	0.45	0.55
Short-Term	0.10	0.40	0.50
Small Cap StocksPLUS TR	0.10	0.55	0.65
StocksPLUS	0.10	0.55	0.65
StocksPLUS Long Duration	0.10	0.54	0.64
StocksPLUS Municipal-Backed	0.10	0.65	0.75
StocksPLUS TR Short Strategy	0.10	0.55	0.65
StocksPLUS Total Return	0.10	0.55	0.65
Tax Managed Real Return	0.10	0.50	0.60
Total Return	0.10	0.40	0.50
Total Return II	0.10	0.55	0.65
Total Return III	0.10	0.55	0.65
Treasury Money Market	0.10	0.21	0.31
Unconstrained Bond	0.10	0.60	0.70
Unconstrained Tax Managed Bond	0.10	0.60	0.70

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

[2]	Refer to the Expense Limitation Agreement for certain fee waivers.

Schedule A

Schedule to Supervision and Administration Agreement

PIMCO Funds

As of August 11, 2009

Class J and K (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
Foreign Bond (U.S. Dollar-Hedged)	0.05	0.20	0.25
Global Bond (Unhedged)	0.05	0.25	0.30
High Yield	0.05	0.20	0.25
Low Duration	0.05	0.20	0.25
Low Duration II	0.05	0.20	0.25
Short-Term	0.05	0.20	0.25
StocksPLUS	0.05	0.20	0.25
Total Return	0.05	0.20	0.25
Total Return II	0.05	0.20	0.25

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to Supervision and Administration Agreement

PIMCO Funds

As of August 11, 2009

Advisor Class (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
All Asset	0.05	0.10	0.15
All Asset All Authority	0.05	0.10	0.15
California Intermediate Municipal Bond	0.10	0.22	0.32
CommodityRealReturn Strategy	0.10	0.25	0.35
Convertible	0.10	0.25	0.35
Developing Local Markets	0.10	0.50	0.60
Diversified Income	0.10	0.30	0.40
Emerging Markets Bond	0.10	0.40	0.50
Floating Income	0.10	0.25	0.35
Foreign Bond (U.S. Dollar-Hedged)	0.10	0.25	0.35
Foreign Bond (Unhedged)	0.10	0.25	0.35
Fundamental IndexPLUS	0.10	0.25	0.35
Fundamental IndexPLUS TR	0.10	0.25	0.35
Global Bond (Unhedged)	0.10	0.30	0.40
Global Bond (U.S. Dollar-Hedged)	0.10	0.30	0.40
GNMA	0.10	0.25	0.35
High Yield	0.10	0.25	0.35
International StocksPLUS TR Strategy (U.S. Dollar-Hedged)	0.10	0.30	0.40
Investment Grade Corporate Bond	0.10	0.25	0.35
Long-Term U.S. Government	0.10	0.25	0.35
Low Duration	0.10	0.10	0.20
Low Duration II	0.10	0.25	0.35
Low Duration III	0.10	0.25	0.35
Moderate Duration	0.10	0.20	0.30
Money Market	0.10	0.20	0.30
Mortgage-Backed Securities	0.10	0.25	0.35
Municipal Bond	0.10	0.20	0.30
New York Municipal Bond	0.10	0.22	0.32
Real Return	0.10	0.20	0.30
Real Return Asset	0.10	0.25	0.35
RealEstateRealReturn Strategy	0.10	0.30	0.40
Short Duration Municipal Income	0.10	0.19	0.29
Short-Term	0.10	0.10	0.20
Small Cap StocksPLUS TR	0.10	0.25	0.35
StocksPLUS	0.10	0.25	0.35
StocksPLUS Municipal-Backed	0.10	0.30	0.40

Fund	Core Expenses[1]	Other Expenses	Total
StocksPLUS TR Short Strategy	0.10	0.30	0.40
StocksPLUS Total Return	0.10	0.25	0.35
Total Return	0.10	0.10	0.20
Total Return II	0.10	0.25	0.35
Total Return III	0.10	0.25	0.35

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule A

Schedule to Supervision and Administration Agreement

PIMCO Funds

As of August 11, 2009

Class R (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
All Asset	0.10	0.35	0.45
All Asset All Authority	0.10	0.35	0.45
California Intermediate Municipal Bond	0.10	0.25	0.35
Commercial Mortgage Securities	0.10	0.30	0.40
CommodityRealReturn Strategy	0.10	0.40	0.50
Convertible	0.10	0.30	0.40
Developing Local Markets	0.10	0.55	0.65
Diversified Income	0.10	0.35	0.45
EM Fundamental IndexPLUS TR Strategy	0.10	0.45	0.55
Emerging Markets Bond	0.10	0.45	0.55
Emerging Markets and Infrastructure Bond	0.10	0.45	0.55
Floating Income	0.10	0.30	0.40
Foreign Bond (U.S. Dollar-Hedged)	0.10	0.35	0.45
Foreign Bond (Unhedged)	0.10	0.35	0.45
Fundamental Advantage Total Return Strategy	0.10	0.30	0.40
Fundamental IndexPLUS	0.10	0.30	0.40
Fundamental IndexPLUS TR	0.10	0.30	0.40
Global Advantage Strategy Bond	0.10	0.35	0.45
Global Bond (Unhedged)	0.10	0.35	0.45
Global Bond (U.S. Dollar-Hedged)	0.10	0.35	0.45
Global Multi-Asset	0.10	0.30	0.40
GNMA	0.10	0.30	0.40
Government Money Market	0.06	0.00	0.06
High Yield	0.10	0.30	0.40
Income	0.10	0.30	0.40
International StocksPLUS TR Strategy (U.S. Dollar-Hedged)	0.10	0.45	0.55
Investment Grade Corporate Bond	0.10	0.30	0.40
Long Duration	0.10	0.30	0.40
Long-Term Credit	0.10	0.30	0.40
Long-Term U.S. Government	0.10	0.30	0.40
Low Duration	0.10	0.25	0.35
Low Duration II	0.10	0.30	0.40
Low Duration III	0.10	0.30	0.40
Moderate Duration	0.10	0.30	0.40
Money Market	0.10	0.25	0.35
Mortgage-Backed Securities	0.10	0.30	0.40

Fund	Core Expenses[1]	Other Expenses	Total
Municipal Bond	0.10	0.25	0.35
New York Municipal Bond	0.10	0.25	0.35
RealRetirement 2010	0.10	0.30	0.40
RealRetirement 2020	0.10	0.30	0.40
RealRetirement 2030	0.10	0.30	0.40
RealRetirement 2040	0.10	0.30	0.40
RealRetirement 2050	0.10	0.30	0.40
Real Return	0.10	0.30	0.40
Real Return Asset	0.10	0.30	0.40
RealEstateRealReturn Strategy	0.10	0.40	0.50
Short Duration Municipal Income	0.10	0.25	0.35
Short-Term	0.10	0.25	0.35
Small Cap StocksPLUS TR	0.10	0.30	0.40
StocksPLUS	0.10	0.30	0.40
StocksPLUS Long Duration	0.10	0.29	0.39
StocksPLUS Municipal-Backed	0.10	0.40	0.50
StocksPLUS TR Short Strategy	0.10	0.35	0.45
Total Return	0.10	0.30	0.40
Total Return II	0.10	0.30	0.40
Total Return III	0.10	0.30	0.40
Treasury Money Market	0.06	0.00	0.06
Unconstrained Bond	0.10	0.35	0.45
Unconstrained Tax Managed Bond	0.10	0.35	0.45

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule to Supervision and Administration Agreement

PIMCO Funds

As of August 11, 2009

Class P (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
All Asset	0.10	0.05	0.15
All Asset All Authority	0.10	0.05	0.15
California Intermediate Municipal Bond	0.10	0.22	0.32
California Short Duration Municipal Income	0.10	0.15	0.25
Commercial Mortgage Securities	0.10	0.25	0.35
CommodityRealReturn Strategy	0.10	0.25	0.35
Convertible	0.10	0.25	0.35
Developing Local Markets	0.10	0.40	0.50
Diversified Income	0.10	0.30	0.40
EM Fundamental IndexPLUS TR Strategy	0.10	0.40	0.50
Emerging Local Bond	0.10	0.50	0.60
Emerging Markets Bond	0.10	0.40	0.50
Emerging Markets and Infrastructure Bond	0.10	0.40	0.50
Extended Duration	0.10	0.25	0.35
Floating Income	0.10	0.25	0.35
Foreign Bond (U.S. Dollar-Hedged)	0.10	0.25	0.35
Foreign Bond (Unhedged)	0.10	0.25	0.35
Fundamental Advantage Total Return Strategy	0.10	0.25	0.35
Fundamental IndexPLUS	0.10	0.25	0.35
Fundamental IndexPLUS TR	0.10	0.25	0.35
Global Advantage Strategy Bond	0.10	0.30	0.40
Global Bond (Unhedged)	0.10	0.30	0.40
Global Bond (U.S. Dollar-Hedged)	0.10	0.30	0.40
Global Multi-Asset	0.10	0.05	0.15
GNMA	0.10	0.25	0.35
Government Money Market	0.10	0.06	0.16
High Yield	0.10	0.30	0.40
High Yield Municipal Bond	0.10	0.25	0.35
Income Fund	0.10	0.20	0.30
International StocksPLUS TR Strategy (U.S. Dollar-Hedged)	0.10	0.30	0.40
International StocksPLUS TR Strategy (Unhedged)	0.10	0.25	0.35
Investment Grade Corporate Bond	0.10	0.25	0.35
Liquid Assets	0.10	0.05	0.15
Loan Obligation	0.10	0.25	0.35
Long Duration	0.10	0.25	0.35
Long Duration Total Return	0.10	0.25	0.35
Long-Term Credit	0.10	0.25	0.35

Fund	Core Expenses[1]	Other Expenses	Total
Long-Term U.S. Government	0.10	0.25	0.35
Low Duration	0.10	0.21	0.31
Low Duration II	0.10	0.25	0.35
Low Duration III	0.10	0.25	0.35
Moderate Duration	0.10	0.21	0.31
Money Market	0.10	0.20	0.30
Mortgage-Backed Securities	0.10	0.25	0.35
MuniGO	0.10	0.20	0.30
Municipal Bond	0.10	0.24	0.34
New York Municipal Bond	0.10	0.22	0.32
Real Income 2019	0.10	0.20	0.30
Real Income 2029	0.10	0.20	0.30
Real Return	0.10	0.20	0.30
Real Return Asset	0.10	0.25	0.35
RealEstateRealReturn Strategy	0.10	0.25	0.35
RealRetirement 2010	0.10	0.05	0.15
RealRetirement 2020	0.10	0.05	0.15
RealRetirement 2030	0.10	0.05	0.15
RealRetirement 2040	0.10	0.05	0.15
RealRetirement 2050	0.10	0.05	0.15
Short Duration Municipal Income	0.10	0.15	0.25
Short-Term	0.10	0.20	0.30
Small Cap StocksPLUS TR	0.10	0.25	0.35
StocksPLUS	0.10	0.25	0.35
StocksPLUS Long Duration	0.10	0.24	0.34
StocksPLUS Municipal-Backed	0.10	0.25	0.35
StocksPLUS TR Short Strategy	0.10	0.25	0.35
StocksPLUS Total Return	0.10	0.25	0.35
Tax Managed Real Return	0.10	0.20	0.30
Total Return	0.10	0.21	0.31
Total Return II	0.10	0.25	0.35
Total Return III	0.10	0.25	0.35
Treasury Money Market	0.10	0.06	0.16
Unconstrained Bond	0.10	0.30	0.40
Unconstrained Tax Managed Bond	0.10	0.30	0.40

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule to Supervision and Administration Agreement

PIMCO Funds

As of August 11, 2009

Class M (%) - Supervisory and Administrative Fee Rates

Fund	Core Expenses[1]	Other Expenses	Total
Government Money Market	0.06	0.00	0.06
Treasury Money Market	0.06	0.00	0.06

[1]	Core Expenses includes custody, portfolio accounting and tax preparation expenses.

Schedule B

Schedule to Supervision and Administration Agreement

PIMCO Funds

As of August 11, 2009

Private Portfolios (%) - Supervisory and Administrative Fee Rates

PORTFOLIO	Total
Asset-Backed Securities Portfolio	0.03
Asset-Backed Securities Portfolio II	0.03
Emerging Markets Portfolio	0.10
Developing Local Markets Portfolio	0.10
High Yield Portfolio	0.03
International Portfolio	0.10
Investment Grade Corporate Portfolio	0.03
Long Duration Corporate Bond Portfolio	0.03
Mortgage Portfolio	0.03
Mortgage Portfolio II	0.03
Municipal Sector Portfolio	0.03
Opportunity Portfolio[1]	0.04
Real Return Portfolio	0.03
Short-Term Floating NAV Portfolio	0.00
Short-Term Floating NAV Portfolio II	0.03
Short-Term Portfolio	0.03
U.S. Government Sector Portfolio	0.03
U.S. Government Sector Portfolio II	0.03

[1]	Opportunity Portfolio has not been offered to clients.